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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):  January 29, 1998



                          AMBAC FINANCIAL GROUP, INC.
            (Exact name of Registrant as specified in its charter)





              Delaware                   1-10777                 13-3621676
     (State of incorporation)     (Commission file number)    (I.R.S. employer
                                                             identification no.)



     One State Street Plaza
       New York, New York                                         10004
(Address of principal executive offices)                        (Zip code)



                                (212) 668-0340
             (Registrant's telephone number, including area code)

                              Page 1 of 13 Pages

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                          Index to Exhibits on Page 4
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ITEM 5.   OTHER EVENTS


     On January 29, 1998, Ambac Financial Group, Inc. (the "REGISTRANT") issued a press release containing unaudited interim financial information and accompanying discussion for the 1997 fourth quarter and full-year earnings.
Exhibit 99.05 is a copy of such press release and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               Exhibit Number                   Item
               --------------                   ----

                 99.05 Unaudited interim financial statements and accompanying discussion for the three months ended December 31, 1997 and the year ended December 31, 1997 contained in the press release issued by the Registrant on January 29, 1998.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Ambac Financial Group, Inc.
                                       (Registrant)



Dated:    February 5, 1998             By: /s/FRANK J. BIVONA
                                           -------------------------------
                                           Frank J. Bivona
                                           Executive Vice President,
                                           Chief Financial Officer
                                           and Treasurer

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
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Number         DESCRIPTION OF EXHIBIT
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 99.05         Unaudited interim financial statements and accompanying
               discussion for the three months ended December 31, 1997 and the year ended December 31, 1997 contained in the press release issued by the Registrant on January 29, 1998.